Accounts Receivable	12 Months Ended
Dec. 31, 2020
Term Classification [Table]
Accounts Receivable	Accounts Receivable

Accounts Receivable
($ millions)	December 31, 2020	December 31, 2019
Trade receivables	773	1,327
Provision for expected credit losses	(36)	(34)
Derivatives due within one year	33	38
Other(1)	349	168
End of year	1,119	1,499
(1)    Includes insurance proceeds of $312 million (2019 - $114 million), related to the Superior Refinery incident.